EXHIBIT 99.2

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

      This Second Amendment to Loan and Security Agreement (this "Agreement") dated as of June 23, 2000 by and between Fleet Capital Corporation (the "Lender") and IGI, Inc., IGEN, Inc., Immunogenetics, Inc. and Blood Cells, Inc. (each a "Borrower" and collectively the "Borrowers"), as parties to that certain Loan and Security Agreement dated October 29, 1999, as amended by that certain Amendment to Loan and Security Agreement dated as of April 12, 2000 (as amended and in effect from time to time, the "Loan Agreement").

WITNESSETH:

      WHEREAS, the Borrowers have requested an Overadvance from the Lender, and

      WHEREAS, based upon their financial analysis, the Borrowers anticipate that they will be in violation of certain of the financial covenants contained in the Loan Agreement for the period ending May 31, 2000; and

      WHEREAS, the Borrowers have advised the Lender that they are also preparing to sell (the "Vineland Sale") all of the business and substantially all the assets of IGI's Vineland Laboratories division (collectively, the "Vineland Collateral"); and

      WHEREAS, the Borrowers have requested that the Lender amend certain terms and conditions contained in the Loan Agreement to, among other things, (i) make the Overadvance to the Borrowers, (ii) forbear from enforcing such anticipated Events of Default and (iii) permit the Vineland Sale, all in accordance with the terms hereof; and

      WHEREAS, the Lender is agreeable to amend certain terms and conditions of the Loan Agreement to, among other things, (i) make the Overadvance to the Borrowers, (ii) forbear from enforcing such anticipated Events of Default and (iii) permit the Vineland Sale, all on the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follow:

      Section 1.    Definitions.  Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as therein.

      Section 2.    Release of IMX Stock.

      So long as no Default or Event of Default has occurred and is continuing (other that the existance of a Specified Default (as defined below) occurring prior to the Forbearance Termination Date (as defined below), if IGI sells the 271,714 shares of the common stock of IMX Corporation owned by IGI for the fair market value thereof, the Lender agrees to release its security interest in and lien on such 271,714 shares in exchange for the Lender's contemporaneous receipt of the proceeds (net of broker's fees) received by IGI in connection with the sale of such stock by IGI (the "IMX Stock Sale Proceeds"). The IMX Sale Proceeds shall be applied by the Lender to the amounts outstanding under the Overadvance and the amount of the permitted Overadvance shall be permanently reduced by the amount of the IMX Stock Sale Proceeds.

      Section 3.    Release of Vineland Collateral.

      So long as no Default or Event Default has occurred and is continuing (other than the existence of a Specified Default (as defined below) occurring prior to the Forbearance Termination Date (as defined below)), if IGI consummates the Vineland Sale, pursuant to a purchase and sale agreement that is satisfactory to the Lender in form, scope, and substance (the "Vineland Purchase and Sale Agreement"), the Lender agrees to release its security interest in and liens on the Vineland Collateral upon Lender's receipt of Net Cash Sale Proceeds in an amount sufficient to repay the Obligations as follows: (1) first, to repay in full the Overadvance outstanding on such date, (2) second, to repay the Revolving Credit Loans outstanding on such date in an amount equal to 85% of the amount of the Eligible Accounts (as reported in the most recent Borrowing Base Certificate delivered to the Lender) sold in connection with the Vineland Sale, (3) third, to repay the Revolving Credit Loans outstanding on such date in an amount equal to 100% of the amount loaned by the Lender against Inventory (as reported in the most recent Borrowing Base Certificate delivered to the Lender) sold in connection with the Vineland Sale, (4) fourth, to repay in full the amount of the Capital Expenditure Loans outstanding on such date, (5) fifth, to repay in full the amount of the Term Loan B outstanding on such date, (6) sixth, to repay the Term Loan A in an amount sufficient to reduce the outstanding principal amount of the Term Loan A to an amount outstanding on such date of not more than $2,705,000 and (7) finally, to apply the balance of the Net Cash Sale Proceeds to the Revolving Credit Loans outstanding on such date, except that the Borrowers may use not more than $826,798.98 of the Net Cash Sale Proceeds to pay the Additional Subordinated Loan (as defined below) including the interest due and payable on July 31, 2000 on the Subordinated Debt in an amount not to exceed $310,000 prior to the repayment of the Revolving Credit Loans under this clause (7). As used herein, "Net Cash Sale Proceeds" shall mean the cash proceeds received from the Vineland Sale, net of broker's fees and other out-of-pocket costs and expenses payable in cash in connection with the closing of the Vineland Sale, such out-of-pocket costs and expenses to be approved by the Lender in writing, such approval not to be unreasonably withheld.

      Section 4.    Amendments to the Loan Agreement.

       (a)    The following is added to the end of the first sentence of Section 1.3 of the Loan Agreement:

and further provided that between the date of the Second Amendment to this Agreement and the date of the Vineland Sale and the application of the proceeds therefrom in accordance with the provisions of the Second Amendment to this Agreement, the Borrowers shall not request, and the Lender shall have no obligation to make, any additional Capital Expenditure Loans.

      (b)    The following Section 1.5 is added to the Loan Agreement after Section 1.4 thereof:

      1.5 Mandatory Prepayments. Notwithstanding the provision of Sections 1.2 and 1.3 hereof, and in addition to the mandatory prepayments required by Section 3.3 hereof and the other provisions hereof, the Borrowers shall pay the following on the date on which IGI consummates the Vineland Sale; (a) the entire remaining balance of principal of and interest on the Capital Expenditure Loan, (b) the entire remaining balance of principal of and interest on Term Loan B, and (c) such amount as may be necessary to reduce the principal balance of Term Loan A to an amount not in excess of $2,705,000. Amounts prepaid on Term Loan A in accordance with this paragraph will be applied in inverse order of maturity (i,e. first to the last installment, then to the next-to-last installment, etc.) and will not affect the Borrowers' obligations to continue to make subsequent installments as and when due and payable hereunder. The payments required by this paragraph do not limit in any way the additional payments that are required by the Second Amendment to this Agreement as a condition to the release by the Lender of the assets sold by IGI in the Vineland Sale.

       (c)    The proviso at the end of Section 3.2.1 of the Loan Agreement is deleted and the following is substituted therefor:

provided, however, that if an Overadvance shall exist at any time, Borrowers shall immediately, and in any event within one (1) Business Day, repay the Overadvance, except that, so long as no Default or Event of Default has occurred and is continuing (other than the existence of a Specified Default occurring prior to the Forbearance Termination Date), an Overadvance of up to the Maximum Permitted Overadvance Amount may exist during the Overadvance Period without the Borrowers being required to repay such Overadvance. As used herein, (x) the "Maximum Permitted Overadvance Amount" means an aggregate amount not to exceed (i) prior to the receipt by the Lender of the IMX Stock Sale Proceed, $500,000, and (ii) after the receipt by the Lender of the IMX Stock Sale Proceeds, the result of $500,000 minus the amount of the IMX Stock Sale Proceeds; (y) the "Overadvance Period" means the period beginning on the date as of which the Second Amendment to this Agreement is entered into and ending on the date which is the earlier to occur of (i) ninety (90) days from the date as of which the Second Amendment to this Agreement is entered into and (ii) the date on which IGI consummates the Vineland Sale; and (z) the "Vineland Sale" means the sale of the business and substantially all of the assets of IGI's Vineland Laboratories division, pursuant to a purchase and sale agreement that is satisfactory to the Lender in form, scope, and substance. At the expiration of such Overadvance Period, if an Overadvance shall exist then or at any time thereafter, Borrowers shall immediately, and in any event within one (1) Business Day, repay the Overadvance.

       (d)    The current provisions of Section 8.1.2 of the Loan Agreement are designated as subsection (a) and the following subsection (b) is added to the end of Section 8.1.2:

(b)    Promptly upon the execution of a purchase and sale agreement with respect to a Vineland Sale, provide to the Lender a fully executed copy thereof (it being understood that, as set forth in the Second Amendment to this Agreement, it is a condition to the approval by the Lender of the Vineland Sale and the release of Collateral in connection therewith that such agreement be satisfactory to the Lender in form, scope and substance).

       (e)    The second clause (vi) of Section 8.1.3 is redesignated as clause (ix) and the following clauses (vii) and (viii) are inserted after clause (vi):

(vii)  on or before Wednesday of every other week, commencing the first Wednesday after the execution of the Second Amendment to this Agreement, a thirteen (13) week rolling cash flow forecast as of the end of the immediately preceeding week;

(viii)  on each day, commencing on the date of execution of the Second Amendment to this Agreement, a daily Borrowing Base Certificate as of the end of the immediately preceding day.

       (f)    Appendix A to the Loan Agreement is amended by adding the following definitions thereto in alphabetical order;

Forbearance Termination Date - as defined in Section 5 of the Second Amendment to this Agreement.

Maximum Permitted Overadvance Amount - as defined in Section 3.2.1.

Overadvance Period - as defined in Section 3.2.1.

Specified Defaults - the Events of Default listed on Schedule 1 to the Second Amendment to this Agreement.

Vineland Sale - as defined in Section 3.2.1.

      Section 5.    Future Forbearance. If any of the Events of Default listed on Schedule 1 attached hereto occur after the date hereof (the"Specified Defaults"), the Lender agrees to forbear from exercising its right to accelerate the maturity of the Obligations or to cease making Revolving Credit Loans as a result of the occurrence of such Events of Default listed on Schedule 1 attached hereto until the earliest of (i) the date ninety (90) days from the date as of which this Amendment is being executed, (ii) the date that any other Default or Event of Default (including, without limitation, an Event of Default under and as defined in the Subordinated Debt Agreements) shall occur and (iii) the termination of the Vineland Purchase and Sale Agreement or the occurrence of some other event (x) as a result of which the conditions to consummating the Vineland Sale can not be satisfied on or before ninety (90) days from the date as of which this Amendment is being executed or (y) which results in the Vineland Sale not being consummated on or before ninety (90) days from the date as of which this Amendment is being executed (the earliest of the dates set forth in clauses (i), (ii) and (iii) referred to herein as the "Forbearance Termination Date). The Borrowers acknowledge and agree that any Event of Default under and as defined in the Subordinated Debt Agreements that has not been expressly waived by American Capital pursuant to Section 4.3 of Amendment No. 2 to Note and Equity Purchase Agreement dated of even date herewith shall constitute an Event of Default under and as defined in the Loan Agreement. On and after the Forbearance Termination Date, the Lender shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights, and to exercise any or all of its remedies under or in respect of the Loan Agreement, the Notes or the other Loans Documents and applicable law. The Borrowers will continue to be required to be in compliance with those covenants listed on Schedule 1 attached hereto at all times after such forbearance under this paragraph ends.

      Section 6.    Condition Precedent. The effectiveness of the amendments contained herein shall be subject to the prior satisfaction, on or before the date hereof, of the following conditions precedent.

       (a)    Execution and delivery by the Borrowers and the Lender of this Amendment.

       (b)    The Lender shall have received evidence that American Capital shall have purchased at least $500,000 in additional subordinate notes (the "Additional Subordinated Loan") on terms and pursuant to documentation in form, scope and substance satisfactory to the Lender in all respects. Without limiting the generality of the requirement that the terms of the Additional Subordinated Loan be satisfactory to the Lender, the note evidencing such loan shall expressly provide, on terms satisfactory to the Lender, that it is subordinated to the Obligations, and such loan shall be fully subordinated to the Obligations pursuant to a subordination agreement in form, scope and substance satisfactory to the Lender. The proceeds of the Additional Subordinated Loan shall be applied to the amounts due under the Revolving Credit Loans. In addition, American Capital or its assignee shall be issued additional subordinated notes in the amount of and in lieu of the cash interest payment due and owing on July 31, 2000 on the Subordinated Debt, which notes shall also be considered to be the Additional Subordinated Loan.

       (c)    The Lender shall have received a copy of the fully executed Amendment No. 2 to Note and Equity Purchase Agreement among the Borrower and American Capital Stategies, Ltd. and ACS Funding Trust I in form, scope and substance satisfactory to the Lender.

       (d)    The Lender shall have received from the Borrower a thirteen (13) week rolling cash flow forecast dated as of June 23, 2000.

       (e)    The Lender shall have received a copy of the fully executed Vineland Purchase and Sale Agreement in form, scope and substance satisfactory to the Lender.

       Section 7.    Representations and Warranties. The Borrowers hereby represent and warrant to the Lender that all of the representations and warranties made by the Borrowers in the Loan Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date.

       Section 8.    Ratification of Existing Agreements. Each of the Borrowers hereby acknowledges and agrees that nothing set forth herein shall alter or affect the validity or effectiveness of any of the Obligations. All of the Obligations as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents, are, by each Borrowers execution of this Amendment, ratified and confirmed in all respects. In addition, by their execution of this Amendment, each of the Borrowers represents, warrants and agrees that no counterclaim, right of set-off, right of recoupment or defense of any kind exists or as outstanding with respect to the Obligation. As of June 16, 2000, the aggregate principal amount of the Revolving Credit Loans outstanding is $7,281,864.89; the principal amount of the Term Loan A outstanding is $6,650,000; the principal amount of the Term Loan B outstanding is $350,000; and the aggregate principal amount of the Capital Expenditure Loans outstanding is $257,265.71.

      Section 9.    Release. The Borrowers, on their own behalf and on behalf of their shareholders, employees and agents and their successors and assigns, hereby waive, release and discharge the Lender and all affiliates of the Lender, and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action whether known or unknown, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, dealings or other matters connected with the Loan Agreement, the Loan Documents or the administration thereof.

      Section 10.    Expenses. The Borrowers agree to pay to the Lender (a) on the date hereof Lender's legal fees and disbursements incurred through the date hereof in connection with the negotiation and preparation of this Amendment and related matters, (b) on the date hereof Lender's examiner fees and disbursements incurred through the date hereof, and (c) upon demand from time to time any and all reasonable out-of-pocket costs or expenses (including commercial examiner fees and reasonable legal fees and disbursements) hereafter incurred by the Lender in connection with the administration of credit extended by the Lender to the Borrowers or the preservation of or enforcement of its rights under the Loan Agreement, the Notes and the other Loan Documents or in respect of any of the Borrowers' other obligations to the Lender.

      Section 11.    Miscellaneous Provisions.

       (a)    Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.

       (b)    The Borrowers shall at each time as the Lender may reasonably request execute and deliver such further instruments, and take such further action, in each case further to affect the purposes of this Amendment, the Loan Agreement, the Notes and the other Loan Documents.

       (c)    This Amendment is intended to take effect under, and shall be construed according to and governed by, the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of the laws.

       (d)    This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought TIME IS OF THE ESSENCE AS TO ALL OF THE PROVISIONS HEREIN.

       (e)    THE BORROWERS AND THE LENDER HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTES. THE OTHER LOAN DOCUMENTS OR ANY OF THE BORROWERS' OBLIGATIONS HEREUNDER OR THEREUNDEROR THE PERFORMANCE OF SUCH OBLIGATIONS.

       IN WITNESS WHEREOF, each of the parties hereto have caused, this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.
IGI, INC. By: /s/ Paul Woitach Paul Woitach Its: President and CEO
IGEN, INC. By: /s/ Paul Woitach Paul Woitach Its: President and CEO
IMMUNOGENETICS, INC. By: /s/ Paul Woitach Paul Woitach Its: President and CEO
BLOOD CELLS, INC. By: /s/ Paul Woitach Paul Woitach Its: President and CEO
FLEET CAPITAL CORPORATION By Its: